COMSTOCK PARTNERS FUNDS, INC.


   Supplement dated August 28, 1999 to Prospectus dated August 28, 1999


          Until August 31, 1999, The Dreyfus Corporation ("Dreyfus") will serve as sub-investment adviser to the Strategy Fund and as sub-investment adviser and administrator to the Capital Value Fund. After August 31, 1999, Dreyfus will no longer serve in these capacities. As of the close of business on August 31, 1999, Princeton Administrators, L.P., in addition to serving as administrator for the Strategy Fund, will also serve as administrator for the Capital Value Fund.

          Until August 31, 1999, the following shareholder services will be available to shareholders of the Strategy Fund or the Capital Value Fund:

     - exchange privileges between either the Strategy Fund or the Capital Value Fund and certain funds managed or administered by Dreyfus.

     - an exchange privilege between either the Strategy Fund or the Capital Value Fund and the Dreyfus Worldwide Dollar Money Market Fund for the purpose of establishing, or exchanging out of, an exchange account.

     - the ability to sweep dividends between either the Strategy Fund or the Capital Value Fund and funds advised or administered by Dreyfus.

     - the ability to count purchases of shares of either the Strategy Fund or the Capital Value Fund toward the right of accumulation for purchases of Dreyfus funds which are subject to a sales load.

          Other shareholder services and privileges described in the Prospectus will not be affected by these changes in service providers. If you have any questions about the shareholder services available to shareholders of the Strategy Fund or the Capital Value Fund, please call 1-800-554-4611.